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                                                                  EXHIBIT 23.5


                          BAXTER FENTRISS AND COMPANY


                         CONSENT OF FINANCIAL ADVISORS

We consent to the inclusion of our Fairness Opinion issued to Twentieth Bancorp, Inc. in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".


Baxter Fentriss and Company


Richmond, Virginia
February 6, 1996